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                                                                    EXHIBIT 10.2

                           AMENDED AND RESTATED NOTE
                           -------------------------

                                                    Philadelphia, Pennsylvania
                                                         Dated:  June 26, 1996

$20,000,000.00

     FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned (jointly and severally, "Borrower"), hereby promise to pay to the order of MERIDIAN BANK ("Bank"), after the occurrence of an Event of Default or after expiration of the Contract Period, the principal sum of Twenty Million Dollars ($20,000,000.00), or such greater or lesser principal amount as may be outstanding from time to time under the line of credit established by Bank for the benefit of Borrower pursuant to the terms of that certain Amended and Restated Loan and Security Agreement of even date herewith between Borrower and Bank (such Amended and Restated Loan and Security Agreement, as the same may be further amended, supplemented or restated from time to time, being the "Loan Agreement"), together with interest thereon, upon the following terms:

     1.  Line Note. This Note is the "Line Note" as defined in the Loan
         ---------
Agreement and, as such, shall be construed in accordance with all terms and conditions thereof. Capitalized terms not defined herein shall have such meaning as provided in the Loan Agreement. This Note is entitled to all the rights and remedies provided in the Loan Agreement and the Loan Documents and is secured by all Collateral as described therein.

     2.  Interest Rate. Interest on the unpaid principal balance hereof will
         -------------
accrue from the date of advance until final payment thereof at the applicable rate per annum as provided for in the Loan Agreement.

     3.  Default Interest. Interest will accrue on the outstanding principal
         ----------------
amount hereof following the occurrence and during the continuation of an Event of Default, demand for the payment hereof or the expiration of the Contract Period until paid at the Default Rate as provided for in the Loan Agreement. Bank agrees to provide Borrower with prior written notice of the accrual of interest at the Default Rate.

     4.  Post Judgment Interest. Any judgment obtained for sums due hereunder or
         ----------------------
under the Loan Documents will accrue interest at the Default Rate until paid.

     5.  Computation. Interest will be computed on the basis of a year of three
         -----------
hundred sixty (360) days and paid for the actual number of days elapsed.

     6.  Interest Payments. Interest which accrues on the outstanding principal
         -----------------
         balance hereof:

         (a) for advances bearing interest based on the National Commercial Rate, interest will be payable on the first day of each calendar month as billed by Bank, and

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          (b)  for advances bearing interest based on the LIBOR Rate, interest will be payable at the end of the applicable Rate Period.

     7.   Place of Payment. Principal and interest hereunder shall be payable as
          ----------------
provided in the Loan Agreement, or at such other place as Bank, from time to time, may designate in writing.

     8.   Default; Remedies. Upon the occurrence and during the continuation of
          -----------------
an Event of Default or upon demand as provided above, Bank, at its option and without notice to Borrower (except as may be required in the Loan Agreement), may declare immediately due and payable the entire unpaid balance of principal and all other sums due by Borrower hereunder or under the Loan Documents, together with interest accrued thereon at the applicable rate specified above. Payment thereof may be enforced and recovered in whole or in part at any time and from time to time by one or more of the remedies provided to Bank in this Note or in the Loan Documents or as otherwise provided at law or in equity, all of which remedies are cumulative and concurrent.

     9.   Waivers. Borrower and all endorsers, jointly and severally, waive
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presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, except for such notices, if any, as are expressly required to be delivered by Bank to Borrower under the Loan Agreement.

     10.  Miscellaneous. If any provisions of this Note shall be held invalid or
          -------------
unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon Borrower and upon Borrower's successors and assigns and shall benefit Bank and its successors and assigns. The prompt and faithful performance of all of Borrower's obligations hereunder, including without limitation, time of payment, is of the essence of this Note.

     11.  Joint and Several Liability. If there is more than one Borrower
          ---------------------------
executing this Note, all agreements, conditions, covenants and provisions of this Note shall be the joint and several obligation of each Borrower.

     12.  Confession of Judgment.  BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY
          ----------------------
ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR BORROWER AT ANY TIME AFTER DEMAND HEREUNDER AS PROVIDED ABOVE OR AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT IN ANY ACTION BROUGHT AGAINST BORROWER ON THIS NOTE OR THE LOAN DOCUMENTS AT THE SUIT OF BANK, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE UNPAID OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AND ALL OTHER SUMS TO BE PAID BY BORROWER TO OR ON BEHALF OF BANK PURSUANT TO THE TERMS HEREOF OR OF THE LOAN DOCUMENTS AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND OTHER

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EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIFTEEN PERCENT (15%) OF THE
AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN $5,000.00; AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

     THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE AND THAT IT KNOWINGLY WAIVES ITS RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON ALL REAL PROPERTY OF BORROWER IN THE COUNTY WHERE SUCH JUDGMENT IS ENTERED.

     IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

                              NATIONAL MEDIA CORPORATION


(CORPORATE SEAL)
                              By: /s/ Constantinos I. Costalas
                                 ---------------------------------------------
                                    Constantinos I. Costalas,
                                    Vice Chairman


                              QUANTUM NORTH AMERICA, INC.


(CORPORATE SEAL)
                              By: /s/ John J. Sullivan
                                 --------------------------------------------
                                    John J. Sullivan, Vice President



                              QUANTUM INTERNATIONAL LIMITED


(CORPORATE SEAL)
                              By: /s/ John J. Sullivan
                                 ---------------------------------------------
                                    John J. Sullivan, Treasurer


                      (SIGNATURES CONTINUED ON NEXT PAGE)

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                   (SIGNATURES CONTINUED FROM PREVIOUS PAGE)



                              POSITIVE RESPONSE TELEVISION


(CORPORATE SEAL)
                              By: /s/ Constantinos I. Costalas
                                 --------------------------------------------
                              Constantinos I. Costalas, Vice President


                              DIRECTAMERICA CORPORATION


(CORPORATE SEAL)
                              By: /s/ Constantinos I. Costalas
                                 ---------------------------------------------
                              Contantinos I. Costalas, Vice President

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